Exhibit 10.3
SECOND AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Second Amendment”) is made and entered into as of the 22nd day of May, 2024, by and among:
(i)JAMES RIVER GROUP HOLDINGS, LTD., a Bermuda company (the “Borrower”);
(ii)THE FINANCIAL INSTITUTIONS listed as lenders on the signature pages hereto and their successors and assigns (each a “Lender” and, collectively, the “Lenders”); and
(iii)KEYBANK NATIONAL ASSOCIATION, a national banking association, in its capacity as “Administrative Agent” under the Credit Agreement (defined below).
Recitals:
A.The Borrower, the Lenders, the Administrative Agent and certain other parties are the parties to that certain Third Amended and Restated Credit Agreement dated as of July 7, 2023, as amended by that certain First Amendment to Third Amended and Restated Credit Agreement dated as of April 16, 2024 (as amended, supplemented, amended and restated or otherwise modified from time to time, including as amended hereby, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein are defined in the Credit Agreement.
B.The Borrower desires to pay down and decrease the commitment of certain unsubordinated Debt.
C.The Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement to allow such prepayments of unsubordinated Debt.
D.The Borrower, the Lenders, and the Administrative Agent have agreed to amend certain provisions of the Credit Agreement as more fully set forth below.

Agreements:
NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual agreements hereinafter set forth, the Borrower, the Lenders and the Administrative Agent, intending to be legally bound, hereby agree as follows:
1.Amendment to the Credit Agreement.    Subject to the terms and conditions of this Second Amendment, including, without limitation, Paragraph 2, below, Section 6.01(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(c)    The Parent shall not, and shall not permit any of its Subsidiaries to, make or offer to make (or give any notice in respect thereof) any voluntary or optional payment or prepayment on or redemption, retirement, defeasance, or acquisition for value of any Subordinated Debt.
2.Amendment Effective Date; Conditions Precedent.    The amendments set forth in Paragraph 1, above, shall not be effective unless and until the date on which all of the following conditions precedent have been satisfied (such date of effectiveness being the “Second Amendment Effective Date”):
(a)Borrower’s Certifications. On the Second Amendment Effective Date, after giving effect to the amendment set forth in Paragraph 1, above, the Borrower hereby certifies that (i) no Default exists, (ii) the representations and warranties of the Borrower under Article 3 of the Credit Agreement are true and correct in all material respects as of the Second Amendment Effective Date (unless and to the extent that any such representation and warranty is stated to relate solely to an earlier date, in which case such representation and warranty shall have been true and correct in all material respects as of such earlier date), and (iii) the execution, delivery and performance of this Second Amendment has been authorized by all necessary corporate or company action.

(b)Second Amendment.    The Administrative Agent or the Special Counsel (defined below) shall have received from the Borrower and each Lender party hereto (which constitute the Required Lenders) a counterpart of this Second Amendment signed on behalf of such party.
3.No Other Modifications.    Except as expressly provided in this Second Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents remain unchanged and in full force and effect.
4.Confirmation of Obligations.    The Borrower hereby affirms as of the date hereof all of its respective Debt and other obligations to each of the Lender Parties under and pursuant to the Credit Agreement and each of the other Loan Documents and that such Debt and other obligations are owed to each of the Lender Parties according to their respective terms. The Borrower hereby affirms as of the date hereof that there are no claims or defenses to the enforcement by the Lender Parties of the Debt and other obligations of the Borrower to each of them under and pursuant to the Credit Agreement or any of the other Loan Documents.
5.Administrative Agent’s Expense.    The Borrower agrees to reimburse the Administrative Agent promptly for its reasonable invoiced out-of-pocket costs and expenses incurred in connection with this Second Amendment and the transactions contemplated hereby, including, without limitation, the reasonable fees and expenses of the Squire Patton Boggs (US) LLP, special counsel to the Administrative Agent (the “Special Counsel”), as well as any other fees payable on or before the Second Amendment Effective Date pursuant to any fee letter or agreement with the Administrative Agent.

6.Governing Law; Binding Effect.    THIS SECOND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF THE BORROWER, THE LENDERS AND THE ADMINISTRATIVE AGENT AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS.
7.Counterparts.    This Second Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart. Any party hereto may execute and deliver a counterpart of this Second Amendment by delivering by facsimile or email transmission a signature page of this Second Amendment signed by such party, and any such facsimile or email signature shall be treated in all respects as having the same effect as an original signature. Any party delivering by facsimile or email transmission a counterpart executed by it shall promptly thereafter also deliver a manually signed counterpart of this Second Amendment.
8.Miscellaneous.
(a)Upon the effectiveness of this Second Amendment, this Second Amendment shall be a Loan Document.
(b)The invalidity, illegality, or unenforceability of any provision in or Obligation under this Second Amendment in any jurisdiction shall not affect or impair the validity, legality, or enforceability of the remaining provisions or obligations under this Second Amendment or of such provision or obligation in any other jurisdiction.

(c)This Second Amendment and all other agreements and documents executed in connection herewith have been prepared through the joint efforts of all of the parties. Neither the provisions of this Second Amendment or any such other agreements and documents nor any alleged ambiguity shall be interpreted or resolved against any party on the ground that such party’s counsel drafted this Second Amendment or such other agreements and documents, or based on any other rule of strict construction. Each of the parties hereto represents and declares that such party has carefully read this Second Amendment and all other agreements and documents executed in connection herewith and therewith, and that such party knows the contents thereof and signs the same freely and voluntarily. The parties hereby acknowledge that they have been represented by legal counsel of their own choosing in negotiations for and preparation of this Second Amendment and all other agreements and documents executed in connection therewith and that each of them has read the same and had their contents fully explained by such counsel and is fully aware of their contents and legal effect.
9.Waiver of Jury Trial.    EACH OF THE PARTIES TO THIS SECOND AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS SECOND AMENDMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY HERETO HEREBY (A) CERTIFIES THAT NO

REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS SECOND AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATION IN THIS SECTION.
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IN WITNESS WHEREOF, the Borrower and the Administrative Agent have hereunto set their hands as of the date first above written.

BORROWER

JAMES RIVER GROUP HOLDINGS, LTD.

By: /s/ Sarah Doran
Name: Sarah Doran
Title: Chief Financial Officer

Signature Page to
Second Amendment to
Third Amended and Restated Credit Agreement

ADMINISTRATIVE AGENT

KEYBANK NATIONAL ASSOCIATION, as
Administrative Agent

By: /s/ Ashley Braniecki
Name: Ashley Braniecki
Title: Senior Vice President

LENDERS

KEYBANK NATIONAL ASSOCIATION,
as Lender

By: /s/ Ashley Braniecki
Name: Ashley Braniecki
Title: Senior Vice President

Signature Page to
Second Amendment to
Third Amended and Restated Credit Agreement

[Lender Signatures Continued]

TRUIST BANK,
as Lender

By: /s/ Richard W. Jantzen, III
Name: Richard W. Jantzen, III
Title: Director

Signature Page to
Second Amendment to
Third Amended and Restated Credit Agreement

[Lender Signatures Continued]

FIRST HORIZON BANK,
as Lender

By: /s/ Robert C. Mason
Name: Robert C. Mason
Title: Senior Vice President

Signature Page to
Second Amendment to
Third Amended and Restated Credit Agreement

[Lender Signatures Continued]

ASSOCIATED BANK, N.A.,
as Lender

By: /s/ Daniel R. Raynor
Name: Daniel R. Raynor
Title: Senior Vice President

Signature Page to
Second Amendment to
Third Amended and Restated Credit Agreement

[Lender Signatures Continued]

THE BANK OF N.T. BUTTERFIELD & SON
LIMITED, as Lender

By: /s/ Jordache Rawson
Name: Jordache Rawson
Title: Senior Vice President

And: /s/ Steven McGuinness
Name: Steven McGuinness
Title: Bermuda Chief Credit Officer

Signature Page to
Second Amendment to
Third Amended and Restated Credit Agreement

[Lender Signatures Continued]

FIRST NATIONAL BANK OF PENNSYLVANIA,
as Lender

By: /s/ John McGeary
Name: John McGeary
Title: Senior Vice President

Signature Page to
Second Amendment to
Third Amended and Restated Credit Agreement

[Lender Signatures Continued]

CITIBANK, N.A.,
as Lender

By: /s/ Robert Chesley
Name: Robert Chesley
Title: Vice President & Managing Director

Signature Page to
Second Amendment to
Third Amended and Restated Credit Agreement